Exhibit 10.48

STOCK OPTION AWARD AGREEMENT

UNDER THE

KEYSTONE DENTAL HOLDINGS, INC.

2023 EQUITY INCENTIVE PLAN

According to the Capital Gains Tax Route of Section 102

THIS STOCK OPTION AWARD AGREEMENT (this “Agreement”) is made between KEYSTONE DENTAL HOLDINGS, INC., a Delaware corporation (the “Company”), and [__________] (the “Grantee”).

WHEREAS, the Company maintains the KEYSTONE DENTAL HOLDINGS, INC. 2023 Equity Incentive Plan (the “Master Plan”) and the Israeli Sub-Plan (the “Sub-Plan, and together with the Master Plan, the “Plan”) for the benefit of Employees, Directors and Consultants of the Company and its subsidiaries; and

WHEREAS, the Plan permits the award of Stock Options to purchase shares of the Company’s Common Stock, subject to the terms of the Plan and the Sub-Plan for Israeli Participants; and

WHEREAS, to compensate the Grantee for his/her service to the Company and its subsidiaries and to further align the Grantee’s personal financial interests with those of the Company’s stockholders, the Company wishes to award the Grantee (which award may be granted to the Trustee (as defined below) for the benefit of the Grantee, as discussed below) an option to purchase [_____] shares of the Company’s Common Stock, subject to the restrictions and on the terms and conditions contained in the Plan and this Agreement;

NOW, THEREFORE, in consideration of these premises and the agreements set forth herein and intending to be legally bound hereby, the parties agree as follows:

1. Award of Option. This Agreement evidences the grant to the Grantee (or the Trustee (as defined below) for the benefit of the Grantee) of an option (the “Option”) to purchase [_____] shares of the Company’s Common Stock (the “Option Shares”). The Option is subject to the terms set forth herein, and in all respects is subject to the terms and provisions of the Plan, which terms and provisions are incorporated herein by this reference. Except as otherwise specified herein or unless the context herein requires otherwise, the terms defined in the Plan will have the same meanings herein.

The Option Shares will be deposited with a trustee approved by the Israeli Tax Authority for this purpose (the “Trustee”), which will hold the Option Shares in trust on behalf of the Grantee, all as set forth in Section 3 below (all references to a grant of Option or issuance of Shares to the Grantee, shall mean an issuance to the Trustee for the benefit of the Grantee.

2. Nature of the Option. This Agreement is subject to the provisions of Section 102 of the Income Tax Ordinance [New version], 1961 (the “Ordinance” and “Section 102”, respectively), as well as the Income Tax Rules (Tax Relief in Issuance of Shares to Employees), 2003 (the “102 Rules”), promulgated thereunder.

Accordingly, the Company elected the Capital Gains Route in Section 102(b)(2) of the Ordinance (the “Capital Gains Route”) for the purpose of the taxation of Participant’s income from the Option. In general, taxable income that should be attributed to the Grantee as a result of the grant of the option will be tax-free on the date of grant, but will be taxed on the sale of Shares issued upon exercise of the option or any portion of it (i.e., the Shares) or transfer of the Shares from the Trustee (a “Transfer”). In accordance with the Capital Gains Route, if the Option or the Shares are held in trust by the Trustee for the applicable period of time (see Section (4) below), currently two years from the date of grant of the Option (subject to its timely deposited with a Trustee) (the “Minimum Trust Period”), gains derived from the sale of Shares shall be classified as capital gains and taxed at a rate of only 25%.

At the time of sale of the Shares or a Transfer, the Grantee shall be subject to tax, which will be calculated, in general, according to difference between (a) the market price (or the actual sale price) of the Shares at such time, and (b) the Exercise Price1. Such tax shall be withheld at source by the Israeli subsidiary of the Company, in accordance with the provisions of the 102 Rules, and the transfer of Shares to the Grantee is conditioned upon the payment of such tax.

The Grantee shall not be entitled to sell the Shares or to execute a Transfer prior to the lapse of the Minimum Trust Period. Furthermore, any and all rights issued in respect of the Shares, including bonus shares but excluding cash dividends (“Rights”), shall be deposited with the Trustee and held thereby until the lapse of the Minimum Trust Period, and such Rights shall be subject to the Capital Gains Route. Notwithstanding the aforesaid, the Grantee may sell the Shares or Rights or execute a Transfer prior to the lapse of the Minimum Trust Period, provided, however, that tax is withheld at source by the Company (or the Grantee’s employer) in accordance with the 102 Rules. In such case, the Grantee’s gains shall be classified as ordinary income and he or she shall be subject to tax on such income at marginal tax rates (including “High Income Tax”/Surtax, if applicable) plus social security and national health insurance payment.

3. Trust. To secure performance of tax law requirements, the Option awarded to the Grantee according to this Agreement will be held in trust by the Trustee (which Trustee was approved for this purpose by the Israeli Tax Authority), which shall release it to the Grantee only upon full compliance with the legal requirements and the terms of the Plan. For this purpose, a Trust Deed was signed between the Israeli subsidiary of the Company and the Trustee, a copy of which is attached hereto as Exhibit A. The conditions of the Trust Deed apply to the Option awarded to the Grantee, and we recommend that you carefully read the provisions of the Trust Deed.

4. Date of Grant; Term of Option. The Option was granted on ___________, __, 202_ (the “Effective Date”) and may not be exercised later than the tenth anniversary of that date.

[1]

The above tax description is a general summary only and does not refer to expenses involved with the exercise of option and sale of Shares or changes in the Israeli Consumer Price Index or the currency exchange ratio, which may impact the final tax calculation.

5. Option Exercise Price. The per Share Exercise Price of the Option is $[______] (the “Exercise Price”).

6. Exercise of Option. The Option will become exercisable only in accordance with the terms and provisions of the Plan and this Agreement, as follows:

(a) Vesting. [Insert vesting schedule.].

(b) Method of Exercise. The Grantee may exercise the Option by providing written notice to the Company or to the Trustee stating the election to exercise the Option. Such written notice shall be signed by the Grantee, delivered in person or by certified mail to the Secretary of the Company or the Trustee or such other person as may be designated by the Company and accompanied by payment of the Exercise Price and an amount equal to any required tax withholding, and shall be effective upon receipt by the Company. Payment may be made in any manner set forth in Section 6(c) of the Master Plan, subject to compliance with the provisions of Section 102 and the approval of the ITA (if applicable), provided that the Administrator has the power to remove or limit any such forms of consideration for exercising an Option except for the payment of cash at any time in its sole discretion.

(c) Partial Exercise. The Option may be exercised in whole or in part; provided, however, that any exercise may apply only with respect to a whole number of Option Shares.

(d) Restrictions on Exercise. The Option may not be exercised, and any purported exercise will be void, if the issuance of the Option Shares upon such exercise would constitute a violation of any law, regulation or exchange listing requirement. The Board may from time to time modify the terms of this Option or impose additional conditions on the exercise of this Option as it deems necessary or appropriate to facilitate compliance with any law, regulation or exchange listing requirement. As a further condition to the exercise of the Option, the Company may require the Grantee to make any representation or warranty as may be required by or advisable under any applicable law or regulation.

7. Investment Representations. The Grantee represents and warrants to the Company that he or she is acquiring the Option (and upon exercise of the Option, will be acquiring the Option Shares) for investment for his or her own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof.

8. Non-Transferability of Option. The Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution. During the Grantee’s lifetime, the Option is exercisable only by the Grantee. Subject to the foregoing and the terms of the Plan, the terms of the Option will be binding upon the executors, administrators and heirs of the Grantee.

9. Tax Consequences. The Company does not represent or warrant that this Option (or the purchase or sale of the Shares subject hereto) will be subject to particular tax treatment. The Grantee acknowledges that he or she has reviewed with his or her own tax advisors the tax treatment of this Option (including the purchase and sale of Shares subject hereto) and is relying solely on those advisors in that regard. The Grantee understands that he or she (and not the Company) will be responsible for his or her own tax liabilities arising in connection with this Option.

Furthermore, the Grantee hereby approves and agrees to all the aforesaid in this Agreement and declares that the Grantee is familiar with the provisions of Section 102 and the Trust Deed attached hereto. The Grantee undertakes to pay all applicable taxes upon vesting or exercise of the Option and/or the transfer or sale of the Shares subject to the Option.

10. Share Legends. The following legend will be placed on any certificate evidencing an Option Share, in addition to any other legend that may be required pursuant to applicable law, the Plan, or otherwise:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS OF A STOCK OPTION AWARD AGREEMENT ENTERED INTO BETWEEN [____________] AND KEYSTONE DENTAL HOLDINGS, INC. (WHICH TERMS AND CONDITIONS MAY INCLUDE, WITHOUT LIMITATION, CERTAIN TRANSFER RESTRICTIONS). A COPY OF THAT AGREEMENT IS ON FILE IN THE PRINCIPAL OFFICES OF KEYSTONE DENTAL HOLDINGS, INC. AND WILL BE MADE AVAILABLE TO THE HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON REQUEST TO THE SECRETARY OF KEYSTONE DENTAL HOLDINGS, INC.

11. Restriction on Transfer of Option Shares. Prior to the first sale of Shares in an underwritten public offering registered under the Securities Act of 1933 (an “IPO”), the Grantee may not sell, assign, give, bequeath, devise, donate, pledge or otherwise transfer or encumber in any way, whether voluntarily or involuntarily, any legal or beneficial interest in any of the Option Shares, except as expressly provided in this Agreement.

12. Other Restrictions. The Grantee hereby agrees that this Option and all Option Shares shall be subject to all restrictions on ownership, transfer and voting, and to the Company’s repurchase rights, as set forth in the Plan (as amended from time to time).

13. Market Stand-Off.

(a) The Grantee hereby agrees that, in connection with any registration under the Securities Act of 1933, as amended (the “Securities Act”), of any Shares, the Grantee (and his or her permitted transferee, if any) shall not sell or otherwise transfer (including through short-sales, hedging, or similar transactions) any Shares during the period the Board specifies (a “Holdback”); provided, however, that such period shall not exceed one hundred eighty (180) days (or other such period that the underwriters reasonably require) following the effective date of the applicable registration statement filed under the Securities Act (the “Market Stand-Off Period”). Until the end of such Market Stand-Off Period, the Company may impose, with respect to Shares, stop-transfer instructions that are subject to the foregoing restrictions. This provision shall apply in accordance with any applicable securities law or regulation, and the term “Securities Act” shall include any relevant securities law in the applicable jurisdiction.

(b) Grantee also agrees to be bound by any restriction agreed to by holders of not less than a majority of the then-outstanding Shares (giving effect to the pro forma conversion of all outstanding preferred shares and other convertible securities and the pro forma exercise of all stock options, warrants and other rights, to the extent then exercisable).

(c) In addition, if any managing underwriter or book runner of any such offering or registration (the “Underwriter”) requests, the Grantee will execute and deliver to the Underwriter such documents, agreements, and instruments that the Underwriter shall reasonably require to enable the Underwriter to obtain the benefit of the Holdback during the Market Stand-Off Period. In connection with the foregoing, the Grantee hereby appoints the Company’s Chief Executive Officer as the Grantee’s attorney-in-fact, with full power of substitution, to execute and deliver all documents, agreements and instruments to be executed and delivered by the Grantee, and to take all actions to be taken by the Grantee in each case in connection with effecting any Holdback.

14. Early Disposition of Stock. Subject to the fulfillment by the Grantee of any conditions limiting the disposition of the Option Shares, the Grantee agrees that if the Grantee disposes of any Option Shares before the later of (i) the first anniversary of the date on which the Option Shares are transferred to the Grantee and (ii) the second anniversary of the Effective Date, the Grantee will notify the Company in writing within 30 days after the date of such disposition.

15. The Plan. The Grantee has received a copy of the Plan, which includes the Sub-Plan (a copy of which is attached hereto), has read the Plan and is familiar with its terms, and hereby accepts the Option subject to the terms and provisions of the Plan, as amended from time to time. Pursuant to the Plan, the Board is authorized to interpret the Plan and to adopt rules and regulations not inconsistent with the Plan as it deems appropriate. The Grantee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board with respect to questions arising under the Plan or this Award Agreement.

16. Entire Agreement. This Agreement, together with the Plan and the Trust Deed, represents the entire agreement between the parties with respect to the subject matter hereof and supersedes any prior agreement, written or otherwise, relating to the subject matter hereof.

17. Amendment. Except as otherwise provided herein or as would otherwise not have a material adverse effect on the Grantee, this Agreement may only be amended by a writing signed by each of the parties hereto.

18. Governing Law. This Agreement will be construed in accordance with the laws of the State of Delaware, except to the extent that mandatory provisions of the laws of the State of Israel apply, such as tax laws and labor laws.

19. Execution. This Agreement may be executed, including execution by facsimile signature, in one or more counterparts, each of which will be deemed an original, and all of which together shall be deemed to be one and the same instrument.

[This space intentionally left blank; signature page follows]

IN WITNESS WHEREOF, this Agreement has been executed by each party on the date indicated below, respectively.

KEYSTONE DENTAL HOLDINGS, INC.

Signature

Title

Date

GRANTEE

[Name]

Signature

Address

Date

THIS OPTION AND THE SECURITIES WHICH MAY BE PURCHASED UPON EXERCISE OF THIS OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE NOT BEEN ACQUIRED WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, EXCHANGED, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF, BY GIFT OR OTHERWISE, OR IN ANY WAY ENCUMBERED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS, OR A SATISFACTORY OPINION OF COUNSEL SATISFACTORY TO KEYSTONE DENTAL HOLDINGS, INC. THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND UNDER APPLICABLE STATE SECURITIES LAWS.